UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2007
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7 Regulation FD Disclosures.
On November 28, 2007, at 10:45 a.m. Ronald E. Hermance Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. (the “Company”), will make a financial presentation regarding the Company at the 2007 FBR Capital Markets Investor Conference. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.
A simultaneous audio web cast of Mr. Hermance’s presentation, including the slide presentation, will be available through the following web cast link:
http://www.wsw.com/webcast/fbr20/hcbk/
This link to the audio web cast will be available for 90 days following the presentation. The audio web cast and slide presentation will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com.
Item 9 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on November 28, 2007 by Ronald E. Hermance Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. at the 2007 FBR Capital Markets Investor Conference.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: November 28, 2007

Exhibit Index

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on November 28, 2007 by Ronald E. Hermance Jr., Chairman, President and Chief Executive Officer of Hudson City Bancorp, Inc. at the 2007 FBR Capital Markets Investor Conference.

4